UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 25, 2017

Herbalife Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands		KY1-1106
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported by press release, the tender offer by Herbalife Ltd., a Cayman Islands exempted company incorporated with limited liability (the “Company”), for up to $600 million of the Company’s outstanding common shares expired on October 5, 2017. On October 11, 2017, the Company accepted for purchase those shares properly tendered in the offer and not withdrawn.

Subsequently, on October 16, 2017, the Company cancelled each of the 6,732,300 common shares accepted for purchase in the tender offer. As of October 23, 2017, after the cancellation of such common shares, the Company had 87,193,510 common shares outstanding.

In addition, on October 25, 2017, the Board of Directors of the Company met and determined that for accounting purposes the fair market value of each contingent value right issued as consideration in the tender offer is $1.08, based on its review of the valuation analysis conducted by an independent third party.

Item 9.01	Financial Statements and Exhibits.

None.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. Forward-looking statements include, but are not limited to, statements regarding the anticipated value of the contingent value rights, the Company’s expectations, hopes or intentions regarding the future, including but not limited to statements regarding the Company’s operating or other strategic plans, including the Company’s competition, financing, revenues, or tax benefits; the Company’s beliefs regarding the sufficiency of the Company’s existing cash and credit sources, and cash flows from operating activities to meet the Company’s projected expenditures (including operating and maintenance capital expenditures); the Company’s required capital expenditures pursuant to agreements it is party to, and the Company’s anticipated capital expenditures, estimated asset and liability values; risk of counterparty nonperformance; the Company’s legal strategies and the potential effect of pending legal claims on the Company’s business and financial condition; and any financial or other information included herein based upon or otherwise incorporating judgments or estimates based upon future performance or events. Forward-looking statements may include the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” and any other similar words. Although the Company believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of its forward-looking statements. The Company’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements represent the Company’s estimates and assumptions only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any duty to provide updates to forward-looking statements, and the estimates and assumptions associated with them, after the date of this Current Report on Form 8-K, in order to reflect changes in circumstances or expectations or the occurrence of unanticipated events, except to the extent required by applicable securities laws. All forward-looking statements are qualified in their entirety by reference to the factors discussed above and under “Risk Factors” set forth in Part I Item 1A and elsewhere of the Company’s Annual Report on Form 10-K, filed with the SEC on February 23, 2017, in Part I Item 4 and elsewhere of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 1, 2017, and in the Company’s Current Report on Form 8-K, filed with the SEC on October 2, 2017, as well as the risks and uncertainties discussed in the Company’s other filings with the SEC. The Company qualifies all of its forward-looking statements by these cautionary statements. The Company cautions you that these risks are not exhaustive. The Company operates in a continually changing business environment and new risks emerge from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

October 25, 2017	By:	/s/ JOHN G. DESIMONE
Name: John G. DeSimone
Title: Chief Financial Officer

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